NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

3rd Quarter 2010 Earnings Presentation September 8th, 2010 Exhibit 99.2 NYSE: NAV 1

NYSE: NAV
2 2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2009, which was filed on
December 21, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

3 3
NYSE: NAV
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

4 4 NYSE: NAV Agenda • 3Q financials • Full-year assumptions • Strategic update • Driving shareowner value

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
Earnings per Share
150
200
250
300
350
400
450
500
Traditional Industry Volume (Thousands of Units)
2010 Guidance Midpoint
2008 Actual*
2009 Actual**
$1.8B Segment Profit Goal @ 350k units***
Original $1.6B Segment Profit Goal @ 415k units

- Goal of:
  - ✓$20 billion in revenue
  - ✓$1.8 billion in segment profit at average of cycle
  - ✓Profitable at all points in the cycle
- **Focus is on reducing impact of cyclicality**
  - Non-traditional/expansion markets
  - Grow parts
- **Improve cost structure while developing synergistic niche businesses with richer margins**
- **Improve conversion rate of operating income into net income**
- **Controlling our Destiny**

NAVISTAR

5 NYSE: NAV Strategy Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

6 2010 Product Launches MaxxForce ® 7 MaxxForce ® 13 MaxxForce ® DT 6 NYSE: NAV

Quarterly Manufacturing Segment Profit ($ in millions)

Quarterly Diluted Earnings Per Share

Quarter over Quarter Improvement

NAVISTAR

NYSE: NAV
2010 3Q Information:
Profitable at all points in the cycle
Positioned well for the future
Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
• Improved core business
• Strong military shipments –
delivered
approximately 1,000 MRAPs in 3Q 2010
• MWM engine business –
strong South
America economy
• Financial services
$110
$278
$0
$50
$100
$150
$200
$250
$300
3Q09 3Q10
($0.16)
$1.83
-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
3Q09 3Q10
Notes:
*      2008 excludes Impairment
**    2009 excludes Ford and 1-time items
***  Assumes attainment of mature global growth by end of calendar year 2013
7
Traditional Industry Volume (Thousands of Units)
$1.8B Segment Profit
Goal @ 350k units***
Original $1.6B Segment
Profit Goal @ 415k units

Quarterly Truck Chargeouts

Quarterly Engine Shipments

2010 3Q Key Takeaways

Consolidated Revenues
($ in millions)

8
NYSE: NAV
13,500
14,400
3,500
6,200
0
5,000
10,000
15,000
20,000
25,000
3Q09 3Q10
Traditional Expansionary
14,600
19,300
22,900
26,100
33,600
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
3Q09 3Q10
All Other U.S. & Canada Ford OEM Sales South America
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
3Q09 3Q10
2010 3Q Information
$3,221
63,600
52,900
$2,506
Base
Base
Military
Military
N.A. Ford
17,000
20,600
• Improved core business
• Strong military shipments –
delivered
approximately 1,000 MRAPs in 3Q
• MWM engine business –
strong South
America economy
• No U.S. and Canada Ford business in
quarter

9
Medium
Truck
Great Products –
Market Share
52% Market Share
3Q10
Severe
Service
Truck
Heavy
Truck
FY07 60%
FY08 55%
FY09 61%
July YTD10 59%
FY07 36%
FY08 36%
FY09 35%
July YTD10 38%
FY07 25%
FY08 27%
FY09 34%
July YTD10 35%
FY07 15%
FY08 19%
FY09 25%
July YTD10 25%
Class 8
School
Bus
(U.S. & Canada)
Note:  Market share based on brand and Severe Service Truck market share excludes military
36% Market Share
3Q10
35% Market Share
3Q10
30% Market Share
3Q10
31% Market Share
3Q10
School Bus & Combined Class 6-8 Market Share –
9
NYSE: NAV
3Q FY08: ; 3Q FY09:
; 3Q FY10:

U.S. FREIGHT OUTLOOK: ANNUAL
% Change
10
8
6
4
2
0
-2
-4
-6
-8
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
FTR

ATA's Truck Tonnage Index
(Seasonally Adjusted; 2000 = 100)
125
120
115
110
105
100
95
Jan-06
Apr
Jul
Oct
Jan-07
Apr
Jul
Oct
Jan-08
Apr
Jul
Oct
Jan-09
Apr
Jul
Oct
Jan-10
Apr
Jul

CLASS 8: U.S. USED TRUCK SALES
January '09 - June '10 (Not Seasonally Adjusted)
Total Reported (Units)
3500
3000
2500
2000
1500
1000
500
0
09
10

U.S. Class 8 Active Population
1979 - 2015

10 NYSE: NAV Industry Dynamics Source: ATA Source: ACT Source: FTR Source: ACT

2010 Full Year Revenue Guidance

2010 3Q Key Takeaways

NAVISTAR

11
NYSE: NAV
Full Year 2010 Revenues
Full Year 2010 Prior 2010 Guidance
Revised  2010
Guidance
Key takeaways
U.S. and Canada Retail
Sales Industry
195,000 to 215,000 190,000 to 195,000 Retail sales growth flattens out
Military $2.6 to $2.8B $2.0 to $2.2B Deferring military creates a clear view of
2011:  Rolling Chassis, Independent
suspension kits, Parts
Diluted EPS $2.75 to $3.25 $2.75 to $3.25 Strong finish to FY 2010
•Improved core business
- 2010 emissions pricing
- N.A. parts margins up 3%
- Pure Power Technologies
- Logistic partnerships
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Prior Guidance Revised Guidance
$13.2 to $13.7B
$12.2 to $12.5B

NYSE: NAV
Assumptions for 4
th
Quarter
• Military revenue:  ~$500M to $600M
• Full year market share:
– Bus 60%+
– Medium 38%+
– Severe Service 34%+
– Heavy 25%
• Product Development
– NC
²
– 15L
– Commercial bus
• Product launches
– Vesta
™
RV
– TerraStar
™
(Class 4/5)
• Expect to deliver over 17,000 units in U.S. and Canada
• Huntsville Engine Plant – MaxxForce
®
13L production at ~ 90 per
day
12

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

13 13
NYSE: NAV
Actions Taken in 2010 That Impact
Our Strategy
Strategy: Leveraging What We Have and What Others Have Built
• Products
• Pro Star+
®
• 2010 Emissions
• 13L
• TerraStar™
• Class A bus
• Vesta™ RV
• Manufacturing flexibility versus
focused facilities
• Dealer strategy
• Defense sustainability
• Global

14 14 NYSE: NAV Up to 4.5% Fuel Economy Improvement vs. 2009 ProStar ® Leadership Continues

ONE

KNOWS A REPUTATION
IS EARNED AND NOT GIVEN

At International, ONE is about all of us—fleet managers, drivers, dealers and engineers—working together to make the most of our businesses.

It's this tireless dedication, best exemplified by our dealers, that enabled International® trucks to rank highest in customer satisfaction among Class 8 truck owners in the Vocational Truck and Dealer Service segments—the only two categories recognizing the Class 8 truck industry this year—according to the J.D. Power and Associates 2010 Heavy-Duty Truck Customer Satisfaction Study.SM

After all, when it comes to meeting the needs of our customers and providing top-level customer satisfaction, ONE never rests.

Navistar News July 19, 2010

Independent Tests Prove International ProStar+® with MaxxForce® 13 Advanced EGR Beats Competition Results Show Nearly 1% to 2.5% advantage in Fluid Economy

15 15 Product Differentiation – Leadership “Highest in Customer Satisfaction among Vocational Segment Class 8 Trucks” “Highest in Customer Satisfaction with Heavy-Duty Truck Dealer Service” 15

#1

U.S. & Canada Industry Composition presents a clear EGR advantage

Bus:	10%
Medium:	24%
Severe Service:	20%
Heavy Day Cab:	16%
TOTAL:	70%

#2

Medium Truck

#1

#1

NAVISTAR

16
Market Share
YTD Order
Receipts
Market
Share
Full
Year
2009
3Q 2010
YTD
July
2010
YTD
July
Full  Year
2010 Goal
School
Bus
61% 52% 59% 46% 60% +
Medium 35% 36% 38% 48% 40% +
Severe
Service
34% 35% 35% 40% 35% +
Heavy 25% 30% 25% 27%
25% _
Our Emission Strategy Gives Us a
Competitive Advantage
59% Market Share
YTD2010
School
Bus
38% Market Share
YTD2010
35% Market Share
YTD2010
Severe
Service
Truck
Heavy
Truck
25% Market share
YTD2010
Medium
Truck
Heavy Sleeper – 30%
Note:  Market share based on brand and Severe Service Truck market share excludes military
16
NYSE: NAV

Configurations
2009 Transition
2010
Big Bore
11L-15L
11L/13L
46%
15L
54%
<425 hp
12%
425-455 hp
64%
475-550 hp
24%
MaxxForce®
11L/13L
330 hp-475 hp @ 1900 rpm
1250-1700 hp lb.–ft. @ 1000 rpm

NAVISTAR

17 2010 U.S. and Canada Heavy Strategy – Maintain 25% Class 8 Heavy share 2010 Strategy •Convert customers to the 13L •Drive customer – pre/post buy 17 NYSE: NAV

18 18 NYSE: NAV North America Growth Opportunity Fully vertically integrated “Motorhome of the Future” Class 4/5 Type A School Bus All Electric Vehicle

CAP
SAP
TBP
CBP
HEP
CAP
EAP
Washington D. C.
ATLANTIC OCEAN
Gulf of Mexico
Caribbean Sea
Tropic of Cancer
San Francisco
Oakland
Los Angeles
San Diego
Santa Fe
Oklahoma City
Houston
New Orleans
Jacksonville
Orlando
Tampa
West Palm Beach
Miami
Nassau
Havana
Monterrey
Mexico City
Belmopan
Guatemala
San Salvador
Tegucigalpa
Caracas
1000 Miles

NAVISTAR

19 19
NYSE: NAV
• Moving from focused facilities to
flexible manufacturing to maximize
logistics cost
• School bus:  All assembly in Tulsa
• Huntsville – ability to produce
V8/I6/DT on same line
What’s next?
• Engineering consolidation
Competitive Cost Structure

20 20
NYSE: NAV
Attracting New Dealers/Quality
• Minneapolis – Lee Walquist
– Dealer founded in 1927 (Ford/Sterling)
– Best-in-Class facilities and people
• Boston – Richard Witcher
– Premier commercial vehicle distributor for
over 20 years with Ford/Sterling
– Serving on ATD/NADA boards
• Southern Georgia – Jim Stephenson
– Founded in 1914 – Nation’s first CAT
dealer
– Strong Georgia footprint with multiple
locations
• Philadelphia – Wayne Bromley
– Founded in 1916 – 3
rd
generation
Caterpillar dealership
– Strong footprint in Eastern PA, South NJ
• Phoenix/Tucson – Bob Cunningham
– CEO of $3.4B for-hire carrier with 16,000
trucks
– Freightliner Dealer 1998-2005
• Utah/Idaho – Marvin Rush
– Operates the largest network of truck
dealerships in North America
– Began business in Houston in 1965
– Acquired Lake City International – 8
th
largest dealer market in North America
• Indianapolis – Shelby Howard
– Founded in 1992, has grown to 8 stores
in 2 states
– Award wining dealer (Mack/Volvo)

Direct
Foreign
Vehicles
Services
Capability
Insertion
Parts
U.S. and FMS
Vehicles

Capability
Insertion
Parts
Services
Direct
Foreign
Vehicles
U.S. and FMS
Vehicles

NYSE: NAV 2010 2011 Goal $1.5 to $2.0 Billion Revenue $2.0 to $2.2 Billion Revenue Navistar Defense Revenue 21

Diversification DLA Parts and Service U.K. MoD Canada DND TACOM JPO U.S. and Allies 22 NYSE: NAV

23 23
NYSE: NAV
Global Growth
Mahindra/Navistar and NC
2
• Launched a World Class Plant in Chakan with
quality to deliver cabs for the Rest of the World
• Great channel - Distribution channel is ramping
up and first class
• Engine JV is ready to deliver the 7.2L MWM
engine for integration in MNAL H&MCV vehicles
• 2010 Invest in the future
• Select countries that have the largest
opportunities
• Productions expected in early 2011 for
North American strategic strategic alliance alliance

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
Earnings per Share
150
200
250
300
350
400
450
500
Traditional Industry Volume (Thousands of Units)
$1.8B Segment Profit Goal @ 350k units***
Original $1.6B Segment Profit Goal @ 415k units
2010 Guidance Midpoint
2008 Actual*
2009 Actual**
Notes:
* 2008 excludes Impairment
** 2009 excludes Ford and 1-time items
*** Assumes attainment of mature global growth by end of calendar year 2013

NAVISTAR

Actions Taken in 2010 That Impact
Our Strategy
Driving Shareowner Value:
• Income from Operations
• Focus on Cash Flow
• Improve Balance Sheet
- Managing Legacy Costs
- Tax Strategies
24
NYSE: NAV
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

25 25
NYSE: NAV
Manufacturing Cash Update
($ millions)
$630
Adjusted manufacturing EBITDA $235
Change in net working capital
2
$103
Capital expenditures ($83)
Other cash flows ($128)
1
$757
Forecasted October 31, 2010 ending manufacturing cash and marketable securities $1,000 - $1,200
1
Includes cash from the consolidation of minority interests
2
NWC = A/R, Inventory, Other Current Assets, A/P & Other Current Liabilities
April 30, 2010 ending manufacturing cash and marketable securities
1
July 31, 2010 ending manufacturing cash and marketable securities
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

NAVISTAR®

NAVISTAR® FINANCIAL

NAVISTAR® CAPITAL
a GE Capital program

NAVISTAR

Strategic Alliance with GE Capital
Leveraging what we have and what others have built
• Wholesale vehicle and
parts financing, and
factored fleets in the U.S.
• Wholesale vehicle and
parts financing, and retail
financing in Mexico
Financing the sale of Navistar products
New Retail Program in the U.S.
•Aligns with stronger partner
•Strengthens product offerings:
– Enhanced ability to support large
fleets
– Leasing
– Syndications
• Reduces leverage
• Alliance with GE Capital
• Retail financing in the U.S.
• Wholesale vehicle and
parts financing, and retail
financing in Canada
26
NYSE: NAV

NAVISTAR®
FINANCIAL

NAVISTAR®
CAPITAL
a GE Capital program

NAVISTAR®

27
NYSE: NAV
Retail Loan Originations
Program Origination Percent
• Transitioning is proceeding
- Programs
- Rate
0%
11%
37%
63%
100% 100% 100% 100%
89%
63%
37%
0%
20%
40%
60%
80%
100%
Apr May Jun Jul Aug-e Sep-e Oct-e

28 28
NYSE: NAV
Balance Sheet Focus on Shareholder
Value
• Health Care
- Actively working to contain health care cost, lower costs vs 2009
- Med Part D Participation
- Continued dialogue around long term solution
• Pension funding
- Pension Relief Act allows Navistar to defer $300-400 million of funding between
2010-2014
• Working Capital
- Working through 2010 product transition
- Taking advantage of low demand to improve processes
- Global Strategy will present new challenges, value of partners
• Taxes – Leveraging Tax Strategies,
- 2010 tax rate ~ 10%
- Long Term Outlook - NOL will be consumed
- Value of Deferred Tax Assets will have positive impact Balance Sheet

Elements of Guidance: $2.75 - $3.25

		2010 vs. 2009	Full Year 2010
Revenue	Truck industry	• 2009* – 182K • 2010* – 195-215K	• Industry 190K – 195K • Executing build and hold strategy
	Military	• Goal $2.0B sustainable • Guidance $2.6B – $2.8B flat to down from 2009	• Revenue $2.0 - $2.2B • MRAP complete
Segment Margins	Truck segment	• Improve core business results • Improved margins related to 2010 emissions strategy	• Core business improving • 2010 pricing – holding • 13L product transition
	Engine segment	• N.A. Ford volume ceased 12/31/09 • Improved South America economy	• Good results after Ford • Strong economy in South America • Expanded product offering
	Parts	• Focus on core business growth • ~$500 million military parts revenue	• Core business improving • Military revenue deferred
	2010 Transition	• Low volume/product changeover	• Product transition/as expected
Below the line	Below the line	• Higher manufacturing interest expense • Flat to improving OPEB and pension	• Executed Med Part D transition • Pension funding revised • Controlled SG&A

NAVISTAR

29 29 NYSE: NAV * U.S. & Canada Class 6-8 & School Bus FY 2010 Guidance: $2.75 - $3.25

30 30
NYSE: NAV
Strategy Positions Navistar for Industry
Recovery
2010 2011 2012 2013+
N. A. Truck Actions in place Full value of 2010
emission strategy
Industry returns Continuous improvement
Expansionary U.S.
Investment Marginally profitable Industry returns Continuous improvement
Expansionary Global
Investment Break even Profitable Strong
Military
Another strong year Clear view of $1.5 to $2.0B Clear view of $1.5 to $2.0B with possible next level of break thru
Diesel Engines
Life without Ford Growth with truck Pure Power technologies OEM Opportunities
Parts Year over year 3%
commercial margin
percentage increase
Realize benefits of Truck and Engine Strategy
Parts Segment:  Double digit top line growth with excellent return on assets

Earnings per Share
$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
150
200
250
300
350
400
450
500
Traditional Industry Volume (Thousands of Units)
2010 Guidance Midpoint
2009 Actual*
2008 Actual*
FY 2011
$1.8B Segment Profit Goal @ 350k units***
Original $1.6B Segment Profit Goal @ 415k units
NAVISTAR
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

NYSE: NAV
Results Will Flow With Recovery
31
Notes:
*      2008 excludes Impairment
**    2009 excludes Ford and 1-time items
***  Assumes attainment of mature global growth by end of calendar year 2013
Performed at high end or above
range for the last several years
NYSE: NAV
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

32 NYSE: NAV Appendix

33
Market Share – U.S. & Canada School Bus and Class 6-8
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q July YTD
Bus (School) 57% 57% 48% 58% 55% 56% 60% 61% 66% 61% 60% 63% 52% NA 59%
Medium (Class 6-7) 34% 35% 39% 35% 36% 30% 39% 33% 39% 35% 33% 44% 36% NA 38%
Heavy (LH & RH) 16% 15% 19% 25% 19% 24% 23% 29% 24% 25% 23% 22% 30% NA 25%
Severe Service 28% 26% 26% 29% 27% 32% 36% 33% 33% 34% 34% 35% 35% NA 35%
Combined Class 8 20% 19% 21% 26% 22% 26% 27% 30% 27% 28% 26% 26% 31% NA 28%
Combined Market Share 27% 27% 28% 32% 29% 30% 35% 36% 36% 34% 31% 35% 34% NA 33%
2009 2010
Market Share — U.S. & Canada School Bus and Class 6-8
2008
33
NYSE: NAV

NYSE: NAV
Truck Chargeouts
Note: Information shown below is based on Navistar’s fiscal year
34
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,300 3,700 12,800
TOTAL 11,800 16,900 16,300 20,400 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 5,900 8,100 8,400 5,700 28,100
WORLD WIDE TRUCK 19,300 27,200 27,000 28,700 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,600 3,800 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,700 11,000
TOTAL 14,800 12,400 13,400 16,300 56,900
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,300 4,500 11,100
WORLD WIDE TRUCK 19,700 16,400
16,900
22,800 75,800
Fiscal year 2010 1Q10 2Q10 3Q10 4Q10 YTD July 2010
BUS 3,100 3,100 2,300 NA 8,500
MEDIUM 3,900 5,300 3,900 NA 13,100
HEAVY 5,200 4,600 6,400 NA 16,200
SEVERE 3,100 3,000 1,800 NA 7,900
TOTAL 15,300 16,000 14,400 NA 45,700
MILITARY (U.S. & Foreign) 900 900 1,600 NA 3,400
EXPANSIONARY 3,900 4,500 4,600 NA 13,000
WORLD WIDE TRUCK 20,100 21,400 20,600 NA 62,100

35 35
NYSE: NAV
World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000 56,200 65,400 53,500 235,100
Other OEM's (All Models) 21,000 26,400 29,100 27,700 104,200
Engine Shipments to Truck Group 23,100 12,100 13,700 16,500 65,400
Total Shipments 104,100 94,700 108,200 97,700 404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000 55,300 25,200 24,500 152,000
Other OEM sales 25,900 31,500 34,100 37,100 128,600
Intercompany sales 12,900 15,700 20,000 16,300 64,900
Total Shipments 85,800 102,500 79,300 77,900 345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 14,100 29,000 26,200 44,300 113,600
Other OEM sales 22,400 22,300 24,600 29,100 98,400
Intercompany sales 14,400 12,600 12,800 17,500 57,300
Total Shipments 50,900 63,900 63,600 90,900 269,300
Navistar 1st Q 2nd Q 3rd Q 4th Q July YTD
OEM sales - South America 30,700 34,600 33,600 NA 98,900
Ford sales - U.S. and Canada 24,700 200 - NA 24,900
Other OEM sales 2,000 3,600 3,700 NA 9,300
Intercompany sales 16,400 17,700 15,600 NA 49,700
Total Shipments 73,800 56,100 52,900 NA 182,800
2010
2008
2007
2009

36 36
NYSE: NAV
Order Receipts – U.S. & Canada
Percentage Percentage
2010 2009 Change Change 2010 2009 Change Change
1,100 3,200 (2,100) (66) 4,600 9,200 (4,600) (50)
3,100 2,700 400 15 12,500 8,000 4,500 56
Class 8 heavy trucks 3,000 3,800 (800) (21) 16,100 12,900 3,200 25
Class 8 severe service trucks 1,700 2,500 (800) (32) 7,800 7,400 400 5
8,900 12,200 (3,300) (27) 41,000 37,500 3,500 9
4,700 6,300 (1,600) (25) 23,900 20,300 3,600 18
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
Nine Months Ended
July 31,
Order Receipts: U.S. & Canada (Units)
Three Months Ended
July 31,
The three and nine months ended July 31, 2009 have been recast to exclude 200 and 1,400 units, respectively, related to U.S. military contracts to reflect our new methodology for categorization of “traditional” units.

37 37
NYSE: NAV
NFC Liquidity Remains Strong
Retail Notes Bank Facility
• NFC stabilized liquidity and improved earnings profile in 2010
- Significant improvement in retail portfolio performance
-
As of July 31, 2010, NFC had total available undrawn committed funding of more than $750M
• Completed the sale of $919M of asset-backed retail notes in a 144-A transaction
- Improved net interest spread and enhanced liquidity
• Renewed $500M conduit-based facility to support dealer inventory funding
• Formed strategic alliance with GE Capital for retail program in the U.S.
– NFC will need less liquidity / capital to support new retail sales
– NFC’s liquidity will also be enhanced as existing notes pay off
• $500M revolving warehouse (TRIP)
paid off in June 2010
• New $919M 144-A transaction in Q3
– Restructured older conduit transactions
– Increased liquidity
– Decreased costs
• On balance sheet
• $815M facility
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
– Matures December 2012
On balance sheet
• Situation as of July 31, 2010
– ~$1.1B funding facility
(NFSC)
– $699M available
• NFSC terms
– Bank conduit portion renewed;
matures August 2011
– Public portions mature
January 2012 and October
2012
On balance sheet
Dealer Floor Plan

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
7/31/00
9/30/00
11/30/00
1/31/01
3/31/01
5/31/01
7/31/01
9/30/01
11/30/01
1/31/02
3/31/02
5/31/02
7/31/02
9/30/02
11/30/02
1/31/03
3/31/03
5/31/03
7/31/03
9/30/03
11/30/03
1/31/04
3/31/04
5/31/04
7/31/04
9/30/04
11/30/04
1/31/05
3/31/05
5/31/05
7/31/05
9/30/05
11/30/05
1/31/06
3/31/06
5/31/06
7/31/06
9/30/06
11/30/06
1/31/07
3/31/07
5/31/07
7/31/07
9/30/07
11/30/07
1/31/08
3/31/08
5/31/08
7/30/08
9/30/08
11/30/08
1/31/09
3/31/09
5/31/09
7/31/09
9/30/09
11/30/09
1/31/10
3/31/10
5/31/10
7/31/10

NAVISTAR

38 38
NYSE: NAV
International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.

39 39
NYSE: NAV
Frequently Asked Questions
Q1: What should we assume for capital expenditures in 2010?
A: For 2010, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be at our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q3: How many Dealcor dealers did you have as of July 31, 2010?
A: Of our 278 primary NAFTA dealers, we have ownership interest in 13 DealCor dealers as of
July 31, 2010. We expect to further reduce our number of Dealcor dealers before October 31, 2010.
Q4: When is the next refinancing due at NFC?
A: Our TRAC facility, which funds fleets and national accounts, matures in October of 2010. We are currently in discussion to effectively renew this facility.
Q5: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.

40 40
NYSE: NAV
Frequently Asked Questions
Q6: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio in traditional private or public securitizations, and through our bank facility.
Q7: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned.  We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q8: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.
Q9: How is your NFC portfolio performing?
A: NFC portfolio performance is improving, which has resulted in a lower provision for losses. Repossessions, past due accounts and losses peaked in 2008 and have continued to show improvement, with considerable improvement lately.
Q10: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities is more than $750 million as of July 31, 2010.
Q11: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital to support the sale of Navistar products – is off to a great start and progressing consistent with expectations.

41 41
NYSE: NAV
Frequently Asked Questions
Q12: Why have NFC’s wholesale receivables and debt moved onto the balance sheet?
A: NFC amended its wholesale securitization trust to allow NFC some control over receivables transferred to the trust, which is a variable interest entity of which NFC is the primary beneficiary.
Under current accounting rules, the amendment requires NFC to consolidate the assets and liabilities of the wholesale securitization trust onto the balance sheet.
Q13: How does the latest Ground Combat Vehicle (GCV) program announcement affect Navistar?
A: Navistar was not originally part of the GCV program.  Recently, the Army announced it would cancel the contract solicitation and issue a revised Request for Proposal (RFP).  Navistar will evaluate potential opportunities once the RFP has been issued.
Q14: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: As part of the Technology Development (TD) phase, Navistar and BAE delivered right-hand drive prototypes to Australia on June 21 following delivery of prototypes to the U.S. in May.
Q15: What is the status of any MaxxPro
®
Dash rolling chassis orders?
A: At this time, we stand ready to support any needs from the military should they choose to retrofit the remainder of the MaxxPro fleet with DXM™ independent suspension. Navistar has produced 1,130
MaxxPro Dash units with DXM independent suspension and will retrofit another 1,222 Dash units in theater with the capability.

42 42
NYSE: NAV
Frequently Asked Questions
Q16: What are your margins for military vehicles?
A: We do not break margins out specific to our military vehicles. These numbers are reported as part of our Truck Group financials.
Q17: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to 0.5 NOx if they cleaned up the environment earlier with advanced technology; manufacturers need to be at 0.2 NOx if they chose not to introduce advanced technologies earlier.
Q18: What will Navistar do to meet the 0.2 NOx emissions when its credits are depleted?
A: Navistar remains committed to its strategy of providing solutions that let customers focus on their business, not emissions regulations. Solutions under development are multi-pronged and include our prime path of in-cylinder solutions along with application-specific solutions such as the Amminex metal ammine-based NOx reductant delivery system which Navistar announced in December 2009.

43 43
NYSE: NAV
Frequently Asked Questions
Q19: How much net operating losses remain, and why is there still a valuation allowance against deferred tax assets?
A: The Company has approximately $288 million of U.S. federal net operating losses available as of
October 31, 2009 to offset future taxable income.  Applying a federal tax rate of 35%, these losses have an undiscounted cash value of $101 million.  In addition, the value of our state and foreign NOLs are $82 million and $102 million, respectively, for a total value of tax-effected, undiscounted cash of
$285 million.  (The difference from the reported balance is attributed to stock option accounting.)
A substantial portion of these NOL assets are subject to a valuation allowance.  In addition to the deferred tax assets attributable to the NOLs, we have other deferred tax assets arising from temporary book-tax differences subject to a valuation allowance of $1.7 billion, for a total balance of deferred tax assets subject to a valuation allowance of $2 billion.  Under U.S. GAAP rules, when the Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company would release its valuation allowances.
Based on evidence to date, we believe it is reasonably possible that the Company may release all or a portion of its U.S. valuation allowance in the next twelve months.  When the full valuation allowance is released, $72 million would favorably impact shareowner’s equity and the balance would favorably impact net income.

44 44
NYSE: NAV
Frequently Asked Questions
Q20: How has recent legislation affected Navistar?
A: The Worker, Homeownership, and Business Assistance Act of 2009 provides an opportunity to carry back alternative minimum tax net operating losses from the Company’s 2010 fiscal year and to receive a refund of alternative minimum tax payments made in the prior five fiscal years. The Company intends to take advantage of this opportunity to the fullest extent allowable by law.
Other recent international legislation would not have a material impact on our financial statements in the near term, due to the fact that we currently have a full valuation allowance against our U.S.
deferred tax assets and are still utilizing U.S. net operating losses. We continually monitor legislative changes to address adverse tax implications that may occur in the future.
Q21: What makes up our consolidated tax expense?
A: Our pre-tax operating profits reflect our worldwide operations; similarly our consolidated tax expense reflects the impact of differing tax positions throughout the world. In general, we currently have full valuation allowances against the deferred tax assets of our U.S. and Canadian operations. Consequently, our tax expense in those jurisdictions is generally limited to current state or local taxes and the impact of alternative minimum taxes. Our Brazilian and Mexican operations are profitable and as a result we accrue taxes in those jurisdictions. This combination of factors causes our overall consolidated effective tax rate to be fairly low.
Q22: What contributed to the $29 million increase in income tax expense in Q3 over Q2?
A: During Q3 the company’s tax expense was primarily driven by solid worldwide earnings. There were no material discrete tax adjustments during the quarter.

NYSE: NAV
Frequently Asked Questions
45
Q23:  Your tax footnote in the 10K discloses gross deferred tax assets of $2.2 billion. How will those assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes.  The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to reduce taxable income in the future.  In addition, we have several other major components of deferred taxes which will reduce taxable income in the future.  For example, the Company has accrued significant
OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future.  As these payments are made, the Company will realize tax deductions to the extent of its future taxable income.
Q24: What is your expected 2010 pension and OPEB GAAP expense?
A: Assuming no further containment actions and no curtailment events, we anticipate 2010 pension and
OPEB GAAP expense of approximately $165 million.  In 2009, pension and OPEB GAAP expense was $233 million.

NYSE: NAV
Frequently Asked Questions
Q25: What are your expected 2010 and beyond pension funding requirements?
A:
Current forecasts indicate that we may need to contribute approximately $113 million in 2010. We believe the recently enacted pension funding relief legislation Preservation of Access to Care for Medicare Beneficiaries
and Pension Relief Act of 2010 will materially reduce the amount of required cash contributions into our major
US defined benefit plans over the next five years. Although certain specific regulations related to funding relief have not yet been defined, we anticipate that minimum required cash contributions will be reduced by a minimum of $60 million per year compared with our estimate of minimum required cash contributions before funding relief.  In total, between 2010 and 2014, we anticipate the cumulative impact will be a reduction in cash contributions of between $300 and $400 million.
Q26: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:
The main variance between cash and GAAP interest results from the recent issuance of new manufacturing debt.  In October 2009, our manufacturing company issued $1 billion of senior unsecured high yield notes and
$570 million of senior subordinated convertible notes.  As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes ($37 million) and amortization of the embedded call option in the convertible notes ($114 million).  In FY 2010, this variance will be much larger due to the timing of interest payments on the high yield notes.  Interest payment dates are in May and November starting in May 2010.  Therefore, we will only have one cash payment this fiscal year even though expense will show the full year amount.  As a result of this and other non-cash interest expense, FY 2010 may show a variance of approximately $66 million between cash and GAAP interest.
46

47
NYSE: NAV
Impact of Ford Settlement on 2009
Business Impact of Settlement
• Loss of U.S. automotive customer
• Less intensive capital/product requirements
• Restructured business
• Impact of increased equity stake in BDT & BDP
Note: For additional
information, please see
footnote 2, Ford settlement and
related charges,  of our 10Q
filed on September 7, 2010.
Settlement and Related Restructuring — 2009 PBT Impact
(in millions)
Q1 Q2 Q3 Q4 Full Year
Cash 200 $           200 $
Warranty 75 75
Restructuring charges (58) 3 (4) (59)
Other related income (expense) (27) (35) 18 (12) (56)
190 $           (32) $           18 $             (16) $        160 $
Actual

NYSE: NAV
2010 Guidance
Truck Industry Units
190,000 to 195,000
Revenue ($ Billions)
12.2 to 12.5
($ Millions (excluding EPS))
Mfg. Segment Profit
750 to 800
Below the line items
(525) to (534)
Profit Excluding
Tax
225 to 266
Net Income attributable to NIC 202 to 238
Tax Rate
10% to 11%
Diluted EPS attributable to NIC
$2.75 to $3.25
# of shares
~73.3M
Guidance
48

49 49
NYSE: NAV
($ in millions)
FYTD Manufacturing Cash Flow
Beginning Mfg. Cash
1
Balance Fiscal 2007 Fiscal 2008 Fiscal 2009 YTD - FY 2010
October 31, 2006 $1,214
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009 $1,152
Approximate Cash Flows:
From Operations ($231) $414 $514 ($34)
Dividends from NFC $400 $15 $0 $0
From Investing / (Cap Ex) ($200) ($220) ($284) ($255)
From Financing / (Debt Pay Down) ($480) ($133) $56 ($102)
Exchange Rate Effect $19 ($21) $9 ($4)
Net Cash Flow ($492) $55 $295 ($395)
Blue Diamond Consolidation $0 $0 $80 $0
Ending Mfg. Cash
1
Balance:
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009
2
$1,152
July 31, 2010
2
$757
1
Cash = Cash, Cash Equivalents & Marketable Securities
2
Includes cash from the consolidation of minority interests
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

NYSE: NAV
SEC Regulation G
DEBT
July 31,
2010
October 31,
2009
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $35 and $37 million at the
respective dates 965 $              963 $
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $99
    and $114 at the respective dates 471                 456
Debt of majority owned dealership 67                   148
Financing arrangements and capital lease obligations  227                 271
Other 18                   23
Total manufacturing operations debt 1,748 $            1,861 $
Less: Current portion (145)                (191)
Net long-term manufacturing operations debt 1,603 $            1,670 $
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2018 1,828 $            1,227 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2016 1,022              1,518
Revolving retail warehouse facility, at variable rates, due 2010 -                      500
Commercial Paper, at variable rates, due serially through 2011 63                   52
  Borrowing secured by operating and finance leases, at various rate, due serially through 2017 125                 134
Total financial services operations debt 3,038 $            3,431 $
Less: Current portion (516)                (945)
Net long-term financial services operations debt 2,522 $            2,486 $
Cash & Cash Equivalents
July 31,
2010
October 31,
2009
Manufacturing non-GAAP (Unaudited) 476 $              1,152 $
Financial Services non-GAAP (Unaudited) 39                   60
Consolidated US GAAP (Audited) 515 $              1,212 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 476 $              1,152 $
Manufacturing Marketable Securities non-GAAP (Unaudited) 281                 -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 757 $              1,152 $
Unaudited
Unaudited
50
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

51 51
NYSE: NAV
SEC Regulation G
Three Months Ended July 31, 2010
($ millions)
Net income (loss) attributable to NIC $137
Add back income taxes $19
Income before income taxes $156
Less equity income from financial service operations ($33)
Income before income taxes and equity income from financial service operations $123
Add back manufacturing interest expense $40
Manufacturing EBIT $163
$72
Adjusted manufacturing EBITDA $235
1
Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization
Add back manufacturing depreciation and amortization
1

52 52
NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
Future
2009
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
U.S. and Canada Industry 414,500 350,000
($billions)
Sales and revenues, net $ 15 + $ 20 +
($millions)
Manufacturing segment profit $ 1,600
Below the line items
Income excluding income tax
Income tax expense (298)
Net Income attributable to Navistar International Corporation (NIC)
Diluted earnings per share ($'s) attributable to NIC $12.31
Weighted average shares outstanding: diluted (millions)
Original Target
@ 414.5k Industry
Revised Target
@ 350k Industry
$ 1,780
(590)
~ 72.5
$892
~ 72.5
(500)
1,100
(275)
$825
$11.46
1,190

53 53
NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
2009 2008
Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 181,800 244,100
($billions)
Sales and revenues, net 11.6 $          14.7 $
($millions)
Manufacturing segment profit
(excluding items listed below) 707 $           - $           707 $           1,088 $        - $           1,088 $
Ford settlement net of related charges 160 160 (37) (37)
Impairment of property, plant and equipment (31) (31) (358) (358)
Manufacturing segment profit 707 129 836 1,088 (395) 693
Below the line items
(excluding items listed below) (468) (468) (502) (502)
Write-off of debt issuance cost (11) (11) -
Below the line items (468) (11) (479) (502) - (502)
Income (loss) excluding income tax 239 118 357 586 (395) 191
Income tax benefit (expense) (34) (3) (37) (58) 1 (57)
Net Income (loss) 205 $           115 $           320 $           528 $           (394) $         134 $
Diluted earnings (loss) per share ($'s) 2.86 $          1.60 $          4.46 $          7.21 $          (5.39) $        1.82 $
Weighted average shares outstanding: diluted (millions)
71.8 71.8 73.2 73.2

NYSE: NAV
SEC Regulation G –
Quarterly Comparison
54
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
Note: In the third quarter 2010, related to the ratification of a new collective bargaining agreement at ICC, we incurred $10 million of restructuring benefits offset by $6 million of charges in costs of products sold for supplemental unemployment and healthcare benefits.
2010 Q3 2009 Q3 2010 Nine Months
2009 Nine Months
As Reported As Reported As Reported
As Reported
Sales and revenues, net 3.2 $                    2.5 $                    8.8 $                    8.3 $
($ millions)
Manufacturing segment profit 278 110 595 604
Below the line items (122) (92) (394) (338)
Income (loss) excluding income tax 156 18 201 266
Income tax benefit (expense) (19) (30) (17) (32)
Net Income (loss) attributable to navistar International Corporation 137 $                   (12) $                   184 $                   234 $
Diluted earnings (loss) per share ($'s) attributable to Navistar International Corporation 1.84 $                  (0.16) $                2.58 $                  3.27 $
Weighted average shares outstanding: diluted (millions)
74.3 70.8 73.1 71.7